UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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GP-Act III Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED OCTOBER 16, 2026

GP-Act III Acquisition Corp.
A Cayman Islands Exempted Company
(Company Number 368378)
300 Park Avenue, 2nd Floor
New York, NY 10022

NOTICE OF EXTRAORDINARY GENERAL MEETING
To Be Held at 9:00 a.m.  Eastern Time on            , 2026

TO THE SHAREHOLDERS OF GP-Act III Acquisition Corp.:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of GP-Act III Acquisition Corp. (“we,” “us,” “our” or the “Company”) to be held at 9:00 a.m. Eastern Time on             , 2026 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Avenida Brigadeiro Faria Lima, 3311, 7th Floor, 04538-133, São Paulo, São Paulo, Brazil, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/gp-act3/egm2026 or by phone dialing within the U.S. and Canada 1 800-450-7155 (toll-free) or outside of the U.S. and Canada +1 857-999-9155 (standard rates apply) and entering the conference identification number 3650298#. The accompanying proxy statement (the “Proxy Statement”), is dated , 2026, and is first being mailed to shareholders of the Company on or about             , 2026. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

●	a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on May 13, 2024 (the “IPO”), from November 13, 2026 to May 8, 2027 (the “Extension” and, such date, the “Extended Date”);

●	a proposal to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated May 8, 2024, as first amended on May 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from November 13, 2026 to May 8, 2027 (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

●	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete a potential business combination that we are currently negotiating with a prospective target entity (the “Target” and the “Potential Business Combination”) in case such additional time is needed. On July 10, 2026, we entered into a non-binding term sheet with the Target with respect to the Potential Business Combination. The Target is an aerospace and logistics technology company developing autonomous cargo aircraft and is currently in the pre-commercialization stage of development.

Since executing the term sheet, we and the Target have made substantial progress toward negotiating and finalizing a definitive business combination agreement (the “Business Combination Agreement”). We have engaged a renowned international financial advisor, and the parties have engaged legal counsel in the United States and several other relevant jurisdictions. The parties have exchanged multiple drafts of the Business Combination Agreement and related transaction documents, and negotiations are at an advanced stage. The parties currently contemplate that the Potential Business Combination will be structured as a share exchange pursuant to which the Target equity will be transferred to us in exchange for our shares at a determined exchange ratio. All parties are working toward finalizing and executing the Business Combination Agreement.

Except for certain customary provisions, the term sheet is non-binding, and there can be no assurance that we will enter into the Business Combination Agreement on the terms contemplated by the term sheet or at all, or, if we do, that the Potential Business Combination will be consummated.

The Articles provide that we have until November 13, 2026 to complete our initial business combination. The Potential Business Combination involves a number of complex legal, regulatory, tax and structuring considerations across multiple jurisdictions, which have contributed to the time required to negotiate and finalize the transaction documentation. While the parties have made substantial progress in addressing these matters, with negotiations now in their advanced stages, our board of directors (our “board”) believes that there may not be sufficient time before November 13, 2026 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Potential Business Combination and consummate the closing of the Potential Business Combination. Accordingly, our board believes that in order for us to finalize the negotiation of the Potential Business Combination, our shareholders to then evaluate the Potential Business Combination and for us to be able to potentially consummate the Potential Business Combination, we will need to obtain the Extension. However, if the Potential Business Combination negotiations are terminated before the Extraordinary General Meeting, we will not hold the Extraordinary General Meeting.

In connection with the Extension Amendment Proposal, public shareholders (as defined below) may elect to redeem their public shares (as defined below) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (whether purchased in the IPO or thereafter in the open market, but excluding any converted Class B ordinary shares, the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination, including the Potential Business Combination, if applicable, is completed. We are not asking you to vote on any proposed business combination, including the Potential Business Combination, at this time. If we enter into the Potential Business Combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the Potential Business Combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the Potential Business Combination, among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, the Potential Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy a related closing condition that may be set forth in the transaction documents of the Potential Business Combination, if any. As a result, while the Target would have the right to waive any related closing condition in certain circumstances, the Potential Business Combination may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.

Based upon the amount in the Trust Account as of             , 2026, which was approximately $97.8 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Extraordinary General Meeting. The closing price of the public shares on the Nasdaq Global Market on             , 2026, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $            . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON         , 2026 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from November 13, 2026 to May 8, 2027.

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by November 13, 2026, as contemplated by and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, GP-Act III Sponsor LLC (“Sponsor HoldCo”) and certain other initial shareholders (including Andrew Fleiss, Alexandre Ruberti and Sergio Pedreiro) (the “other initial shareholders”), as holders of the Class A ordinary shares issued upon conversion of our Class B ordinary shares (the “founder shares”) will not be entitled to receive any monies held in the Trust Account in respect of those shares. On May 1, 2026, the holders of all of our issued and outstanding founder shares converted these shares into Class A ordinary shares on a one-for-one basis, and as a result, no Class B ordinary shares remain outstanding.

The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Act and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares. The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate an initial business combination and (2) enter into and consummate the Potential Business Combination. Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

The approval of the Adjournment Proposal requires an ordinary resolution under the Cayman Islands Companies Act and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our board has fixed the close of business on            , 2026 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under our amended and restated memorandum and articles of association, no other business may be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

, 2026
By Order of the Board of Directors
Chief Executive Officer (Principal Executive Officer)

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting (including by virtual means as provided herein). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided herein). Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on             , 2026: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/gp-act3/egm2026.

GP-Act III Acquisition Corp.
A Cayman Islands Exempted Company
(Company Number 368378)
300 Park Avenue, 2nd Floor
New York, NY 10022

EXTRAORDINARY GENERAL MEETING
TO BE HELD ON             , 2026

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of GP-Act III Acquisition Corp. (“we,” “us,” “our” or the “Company”) will be held at 9:00 a.m. Eastern Time on , 2026 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Avenida Brigadeiro Faria Lima, 3311, 7th Floor, 04538-133, São Paulo, São Paulo, Brazil, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/gp-act3/egm2026 or by phone dialing within the U.S. and Canada 1 800-450-7155 (toll-free) or outside of the U.S. and Canada +1 857-999-9155 (standard rates apply) and entering the conference identification number 3650298#. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

●	a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on May 13, 2024 (the “IPO”), from November 13, 2026 to May 8, 2027 (the “Extension” and, such date, the “Extended Date”);

●	a proposal to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated May 8, 2024, as first amended on May 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to this Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from November 13, 2026 to May 8, 2027 (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

●	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete a potential business combination we are currently negotiating with a prospective target entity (the “Target” and the “Potential Business Combination”) in case such additional time is needed. On July 10, 2026, we entered into a non-binding term sheet with the Target with respect to the Potential Business Combination. The Target is an aerospace and logistics technology company developing autonomous cargo aircraft and is currently in the pre-commercialization stage of development.

Since executing the term sheet, we and the Target have made substantial progress toward negotiating and finalizing a definitive business combination agreement (the “Business Combination Agreement”). We have engaged a renowned international financial advisor, and the parties have engaged legal counsel in the United States and several other relevant jurisdictions. The parties have exchanged multiple drafts of the Business Combination Agreement and related transaction documents, and negotiations are at an advanced stage. The parties currently contemplate that the Potential Business Combination will be structured as a share exchange pursuant to which the Target equity will be transferred to us in exchange for our shares at a determined exchange ratio. All parties are working toward finalizing and executing the Business Combination Agreement.

Except for certain customary provisions, the term sheet is non-binding, and there can be no assurance that we will enter into the Business Combination Agreement on the terms contemplated by the term sheet or at all, or, if we do, that the Potential Business Combination will be consummated.

The Articles provide that we have until November 13, 2026 to complete our initial business combination. The Potential Business Combination involves a number of complex legal, regulatory, tax and structuring considerations across multiple jurisdictions, which have contributed to the time required to negotiate and finalize the transaction documentation. While the parties have made substantial progress in addressing these matters, with negotiations now in their advanced stages, our board believes that there may not be sufficient time before November 13, 2026 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Potential Business Combination and consummate the closing of the Potential Business Combination. Accordingly, our board believes that in order for us to finalize the negotiation of the Potential Business Combination, our shareholders to then evaluate the Potential Business Combination and for us to be able to potentially consummate the Potential Business Combination, we will need to obtain the Extension. However, if the Potential Business Combination negotiations are terminated before the Extraordinary General Meeting, we will not hold the Extraordinary General Meeting.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

In connection with the Extension Amendment Proposal, public shareholders (as defined below) may elect to redeem their public shares (as defined below) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (whether purchased in the IPO or thereafter in the open market, but excluding any converted Class B ordinary shares, the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination, including the Potential Business Combination, if applicable, is completed. We are not asking you to vote on any proposed business combination, including the Potential Business Combination, at this time. If we enter into the Potential Business Combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the Potential Business Combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the Potential Business Combination, among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, the Potential Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy a related closing condition that may be set forth in the transaction documents of the Potential Business Combination, if any. As a result, while the Target would have the right to waive any related closing condition in certain circumstances, the Potential Business Combination may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.

On May 1, 2026, GP-Act III Sponsor LLC (“Sponsor HoldCo”) and our three independent directors, as the holders of all of our issued and outstanding Class B ordinary shares (which we refer to herein also as the “founder shares”), converted all 7,187,500 founder shares into Class A ordinary shares on a one-for-one basis. As a result, no Class B ordinary shares remain outstanding. The Class A ordinary shares issued upon the conversion remain subject to all of the terms and conditions that applied to the founder shares under the Letter Agreement, dated May 8, 2024, among us, Sponsor HoldCo and our officers and directors, including the voting agreement, the transfer restrictions and the waiver of any right to monies held in the Trust Account. These shares are not public shares and are not entitled to redemption rights. As used herein, the “ordinary shares” or “shares” means our Class A ordinary shares, consisting of the public shares and the converted founder shares.

As previously reported in the Company’s current report on Form 8-K filed with the SEC on May 14, 2026, on May 12, 2026, in connection with its Extraordinary General Meeting held on May 12, 2026 (the “First Extension Extraordinary General Meeting”), the Company’s shareholders approved: (1) a special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company to extend the date by which the Company must (a) consummate a business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (c) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the IPO, from May 13, 2026 to November 13, 2026; and (2) the proposal to extend the date on which the Trustee must liquidate the trust account established in connection with the IPO if the Company has not completed its initial business combination, from May 13, 2026 to November 13, 2026. In connection with the First Extension Extraordinary General Meeting and the relevant proposals, holders of 19,776,272 Class A ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.89 per share, for an aggregate redemption amount of approximately $215.4 million, leaving approximately $97.8 million in the Trust Account.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $97.8 million that was in the Trust Account as of             , 2026. In such event, we may need to obtain additional funds to complete the Potential Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by November 13, 2026, as contemplated by and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, Sponsor HoldCo and certain other initial shareholders (including Andrew Fleiss, Alexandre Ruberti and Sergio Pedreiro) (the “other initial shareholders”), as holders of the Class A ordinary shares issued upon conversion of our Class B ordinary shares (which we refer to herein as the “founder shares”) will not be entitled to receive any monies held in the Trust Account in respect of those shares.

Based upon the amount in the Trust Account as of             , 2026, which was $97.8 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Extraordinary General Meeting. The closing price of the public shares on the Nasdaq Global Market (the “Nasdaq”) on             , 2026, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $            . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination, including the Potential Business Combination, if applicable, through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

Under the Trust Amendment Proposal, we will amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account to the Extended Date.

Our board has fixed the close of business on               , 2026 as the record date for determining our shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

On the record date of the Extraordinary General Meeting, there were 16,161,228 ordinary shares outstanding, consisting entirely of Class A ordinary shares, including 7,187,500 Class A ordinary shares issued upon conversion of our Class B ordinary shares. On May 1, 2026, Sponsor HoldCo and our other initial shareholders, who together held all of the Class B ordinary shares, converted all 7,187,500 Class B ordinary shares into Class A ordinary shares on a one-for-one basis. As a result, 7,187,500 of our Class B ordinary shares were cancelled, and 7,187,500 Class A ordinary shares were issued to Sponsor HoldCo and our other initial shareholders. Following this event, there are no longer any Class B ordinary shares outstanding. The terms of the Letter Agreement that applied to the founder shares, including the voting agreement, transfer restrictions and the waiver of any right to monies held in the trust account, continue to apply to the Class A ordinary shares issued upon the conversion. These shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Our Sponsor HoldCo and our independent directors, who hold all of these shares, have informed us that they intend to vote them in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Sodali & Co. (“Sodali”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali a fee of $20,000. We will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated                , 2026 and is first being mailed to shareholders on or about             , 2026.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:	Why am I receiving this Proxy Statement?

A:	We are a blank check company incorporated on November 23, 2020 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On May 13, 2024, we consummated our IPO from which we derived gross proceeds of $287,500,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date. At our First Extension Extraordinary General Meeting held on May 12, 2026, our shareholders approved an extension of that date from May 13, 2026 to November 13, 2026. In connection with that meeting, holders of 19,776,272 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.89 per share.

Our board has determined that it is in the best interests of our shareholders to further extend the date that we have to consummate a business combination to the Extended Date in order to allow us and our board to evaluate, finalize negotiating and enter into the Potential Business Combination, and subsequently our shareholders to evaluate the Potential Business Combination and for us to be able to consummate the Potential Business Combination, and is submitting these proposals to our shareholders to vote upon.

Q:	What is being voted on?

A:	You are being asked to vote on:

●	a proposal to amend our Articles to extend the date by which we have to consummate our initial business combination from November 13, 2026 to May 8, 2027;

●	a proposal to amend our Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from November 13, 2026 to May 8, 2027; and

●	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) enter into and consummate the Potential Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

We are not asking you to vote on any proposed business combination, including the Potential Business Combination, at this time. If we enter into the Potential Business Combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the Potential Business Combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the Potential Business Combination, among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, the Potential Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy a related closing condition that may be set forth in the transaction documents of the Potential Business Combination, if any. As a result, while the Target would have the right to waive any related closing condition in certain circumstances, the Potential Business Combination may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $97.8 million that was in the Trust Account as of             , 2026. In such event, we may need to obtain additional funds to complete the Potential Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by November 13, 2026, as contemplated by and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of our liquidation, Sponsor HoldCo and our other initial shareholders, as holders of the Class A ordinary shares issued upon conversion of the founder shares, will not be entitled to receive any monies held in the Trust Account in respect of those shares.

Q:	Why is the Company proposing the Extension Amendment Proposal and the Trust Amendment Proposal?

A:	Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before November 13, 2026. As we explain below, we may not be able to enter into and complete an initial business combination by that date.

We are asking for an extension of this timeframe in order to enter into and complete the Potential Business Combination. On July 10, 2026, we entered into a non-binding term sheet with the Target with respect to the Potential Business Combination. The Target is an aerospace and logistics technology company developing autonomous cargo aircraft and is currently in the pre-commercialization stage of development.

Since executing the term sheet, we and the Target have made substantial progress toward negotiating and finalizing the Business Combination Agreement. We have engaged a renowned international financial advisor, and the parties have engaged legal counsel in the United States and several other relevant jurisdictions. The parties have exchanged multiple drafts of the Business Combination Agreement and related transaction documents, and negotiations are at an advanced stage. The parties currently contemplate that the Potential Business Combination will be structured as a share exchange pursuant to which the Target equity will be transferred to us in exchange for our shares at a determined exchange ratio. All parties are working toward finalizing and executing the Business Combination Agreement.

Since we are currently still finalizing negotiation of the Potential Business Combination, our board currently believes that there may not be sufficient time before November 13, 2026 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Potential Business Combination and consummate the closing of the Potential Business Combination.

Accordingly, in order for us to finalize negotiating the Potential Business Combination, for our shareholders to be able to evaluate the Potential Business Combination and for us to be able to potentially consummate the Potential Business Combination, we will need to obtain the Extension, and our board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the public shares, from November 13, 2026 to May 8, 2027, and our board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B to extend the date on which Continental must liquidate the Trust Account if we have not completed a business combination, from November 13, 2026 to May 8, 2027. However, if the Potential Business Combination negotiations are terminated before the Extraordinary General Meeting, we will not hold the Extraordinary General Meeting.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before November 13, 2026, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

Our board believes, however, that shareholders should have an opportunity to evaluate the Potential Business Combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to enter into the Potential Business Combination and to hold a shareholder vote for the approval of the Potential Business Combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem your public shares in connection with such initial business combination.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q:	Why should I vote “FOR” the Trust Amendment Proposal?

A:	As discussed above, our board believes shareholders should have an opportunity to evaluate the Potential Business Combination. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal or the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares.

If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination we may propose, including the Potential Business Combination, if applicable. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to complete our initial business combination.

Our board recommends that you vote in favor of the Trust Amendment Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q:	When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

A:	Our board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal or if the Potential Business Combination negotiations are terminated before the Extraordinary General Meeting.

Q:	How do the Company insiders intend to vote their shares?

A:	Sponsor HoldCo and our other initial shareholders collectively own 7,187,500 Class A ordinary shares, all of which were issued on May 1, 2026 upon the one-for-one conversion of an equal number of founder shares (formerly Class B ordinary shares). These shares represent approximately 44.5% of our issued and outstanding ordinary shares, and they remain subject to the terms of the Letter Agreement, including its voting agreement and transfer restrictions.

These shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Sponsor HoldCo, our directors and our executive officers have informed us that they intend to vote all of these shares in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

In addition, Sponsor HoldCo, GPIAC II, LLC (“GP sponsor”), IDS III LLC (“Act III sponsor”) and Boxcar Partners III, LLC (“Boxcar sponsor” and, together with the GP sponsor and the Act III sponsor, our “co-sponsors”), directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions.

None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and the Trust Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal and the Trust Amendment Proposal.

In addition, we, Sponsor HoldCo or our co-sponsors may enter into Extension Non-Redemption Agreements (as defined below) with one or more public shareholders on terms that may be similar to the Prior Non-Redemption Agreements (as defined below). Under such agreements, those shareholders would agree not to make an Election with respect to, and to vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal with respect to, some or all of their public shares. In exchange, Sponsor HoldCo or our co-sponsors would agree to transfer Class A ordinary shares to them following the closing of our initial business combination. See “Background” for more information.

Q:	What vote is required to adopt the Extension Amendment Proposal?

A:	The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Act and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Q:	What vote is required to approve the Trust Amendment Proposal?

A:	The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

Q:	What vote is required to approve the Adjournment Proposal?

A:	The approval of the Adjournment Proposal requires an ordinary resolution under the Cayman Islands Companies Act and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or Trust Amendment Proposal?

A:	If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposals. If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the Trust Amendment Proposal will have the same effect as votes “AGAINST” the Trust Amendment Proposal. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal.

Q:	What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:	Our board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by November 13, 2026, as contemplated by and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of our liquidation, Sponsor HoldCo and our other initial shareholders, as holders of the Class A ordinary shares issued upon conversion of the founder shares, will not be entitled to receive any monies held in the Trust Account in respect of those shares.

Q:	What happens if the Potential Business Combination negotiations are terminated before the Extraordinary General Meeting?

A:	Our board will abandon the Extension Amendment and the Trust Amendment if the Potential Business Combination negotiations are terminated.

If the Potential Business Combination negotiations are terminated before the Extraordinary General Meeting, we will not consummate our initial business combination by November 13, 2026 and, as contemplated by and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of our liquidation, Sponsor HoldCo and our other initial shareholders, as holders of the Class A ordinary shares issued upon conversion of the founder shares, will not be entitled to receive any monies held in the Trust Account in respect of those shares.

Q:	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:	We will continue our efforts to consummate the Potential Business Combination.

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by Sponsor HoldCo and our other initial shareholders.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of our liquidation, Sponsor HoldCo and our other initial shareholders, as holders of the Class A ordinary shares issued upon conversion of the founder shares, will not be entitled to receive any monies held in the Trust Account in respect of those shares.

Q:	What happens to the Company warrants if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:	If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by November 13, 2026, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of our liquidation, Sponsor HoldCo and our other initial shareholders, as holders of the Class A ordinary shares issued upon conversion of the founder shares, will not be entitled to receive any monies held in the Trust Account in respect of those shares.

Q:	What happens to the Company warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

A:	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the issuance of the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:	Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, including the Potential Business Combination, if applicable, subject to any limitations set forth in our Articles.

Q:	How do I change my vote?

A:	You may change your vote by sending a later-dated, signed proxy card to our Secretary at GP-Act III Acquisition Corp., 300 Park Avenue, 2nd Floor, New York, NY 10022, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any shareholder wishing to attend the virtual meeting should register for the meeting by            , 2026 (one week prior to the meeting date). To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of ordinary shares:

●	If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Extraordinary General Meeting, go to https://www.cstproxy.com/gp-act3/egm2026, enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

●	Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved as a special resolution under the Cayman Islands Companies Act and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Trust Amendment Proposal must be approved by the affirmative vote of holders of at least 65% of the outstanding shares as of the record date.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon at the Extraordinary General Meeting. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established, but will not count as a vote cast at the Extraordinary General Meeting.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a Quorum requirement?

A:	A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q:	Who can vote at the Extraordinary General Meeting?

A:	Only holders of record of our ordinary shares at the close of business on , 2026 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, there were 16,161,228 Class A ordinary shares issued and outstanding and entitled to vote, including the 7,187,500 Class A ordinary shares issued upon conversion of the founder shares.

Shareholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	Does the board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment, the Trust Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

Q:	What interests do Sponsor HoldCo, our co-sponsors, directors and officers have in the approval of the proposals?

A:	Sponsor HoldCo, our co-sponsors, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of Sponsor HoldCo, our Co-Sponsors, Directors and Officers.”

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal and the Trust Amendment Proposal?

A:	Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal or the Trust Amendment Proposal under Cayman Islands law.

Q:	What do I need to do now?

A:	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:	How do I vote?

A:	If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including by virtual means as provided herein), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I redeem my ordinary shares?

A:	Each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, including the Potential Business Combination, if applicable, or if we have not consummated our initial business combination by the Extended Date.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemptions, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on                   , 2026 (two business days before the Extraordinary General Meeting).

Q:	How do I withdraw my election to redeem my ordinary shares?

A:	If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:	Who is paying for this proxy solicitation?

A:	We will pay for the entire cost of soliciting proxies. We have engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali a fee of $20,000. We will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Sodali & Co
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Individuals call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call (203) 658-9400
Email: GPAT.info@investor.sodali.com

If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: SPAC Redemptions
Email: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to the Potential Business Combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to the Potential Business Combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2026 and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 26, 2026, and the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, the other reports we file with the SEC and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We may not be able to complete an initial business combination because it may be subject to regulatory review and approval requirements, including foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”) and similar foreign direct investment authorities in Europe and other jurisdictions, or may ultimately be prohibited.

Our initial business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person are always subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing, that we will submit to CFIUS review on a voluntary basis, or that we will proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval. In addition, certain federally licensed businesses may be subject to rules or regulations that limit foreign ownership.

Similar foreign direct investment screening regimes have been adopted or expanded in many other jurisdictions in which a target business, or its subsidiaries, assets or operations, may be located. In the European Union, Regulation (EU) 2019/452 establishes a framework for the screening of foreign direct investments on grounds of security or public order, and a majority of EU member states have adopted national screening regimes, many of which require mandatory notification and clearance before closing for investments in sectors such as defense, aerospace, critical infrastructure, critical technologies, dual-use items, transport and data. Other jurisdictions, including the United Kingdom under the National Security and Investment Act 2021, maintain comparable regimes. These regimes often apply to indirect acquisitions and to investments below the level of control, and may be triggered by the nationality or ultimate ownership of the acquirer, including us, Sponsor HoldCo or our co-sponsors. Authorities under these regimes may have broad discretion to delay, condition or prohibit a transaction, or to require that it be unwound, and closing a notifiable transaction without required clearance may result in the transaction being void, significant fines or other sanctions. Where a business combination involves multiple jurisdictions, as may be the case for the Potential Business Combination, we may be required to obtain clearances under several regimes in parallel, each with its own timetable, information requirements and substantive standards.

Any of these reviews, whether by CFIUS or by foreign investment authorities in Europe or elsewhere, may limit the attractiveness of, delay or prevent us from pursuing certain target companies that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited, and we may be adversely affected in competing with other special purpose acquisition companies that do not have similar foreign ownership issues.

The process of government review, whether by CFIUS or otherwise, could be lengthy, and reviews in multiple jurisdictions could further extend the time required to complete our initial business combination. Because we have only a limited time to complete our initial business combination, we may fail to obtain any required approvals by November 13, 2026 or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes, by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date). If we are unable to consummate our initial business combination within the applicable time period required under our amended and restated memorandum and articles of association, including as a result of extended regulatory review of a potential initial business combination, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares for a pro rata portion of the funds held in the trust account and, as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment. Additionally, our warrants will be worthless.

There are no assurances that the Extension Amendment and the Trust Amendment will enable us to complete a Business Combination.

Approving the Extension Amendment and the Trust Amendment involves a number of risks. Even if each of the Extension Amendment and the Trust Amendment is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If each of the Extension Amendment and the Trust Amendment is approved, the Company expects to seek shareholder approval of an initial business combination, including the Potential Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension Amendment, the Trust Amendment or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

In the event each of the Extension Amendment Proposal and the Trust Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights in connection with the Extension with respect to a large number of our public shares may adversely affect the liquidity of our securities.

In connection with the Extension, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has, in the past, adopted certain rules and may, in the future, adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination.

In the event each of the Extension Amendment Proposal and the Trust Amendment Proposal is approved and we amend our Articles of Association and the Trust Agreement, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendments, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A ordinary shares, units and warrants are listed on Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Generally, we must maintain a minimum amount in shareholders’ equity (generally $2,500,000) and a minimum number of holders of our securities (generally 300 public holders). Pursuant to the terms of our Articles, in the event that each of the Extension Amendment Proposal and the Trust Amendment Proposal is approved and the Amended and Restated Memorandum and Articles of Association and the Trust Agreement are amended, public shareholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our ordinary shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our public shares in connection with the amendment of our Amended and Restated Memorandum and Articles of Association and the Trust Agreement. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Class A ordinary shares constitute a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities;

●	each of which may make it difficult for us to complete our initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

On January 24, 2024, the SEC adopted a series of new rules relating to SPACs. The SEC’s adopted rules do not provide a safe harbor for SPACs from the definition of “investment company” under the Investment Company Act. Instead, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including as a result of its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our principal activities subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account are and will be invested or held only in either (i) U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, (ii) as uninvested cash, or (iii) an interest bearing bank demand deposit account or other accounts at a bank. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer we hold investments in the Trust Account, we may, at any time (and will no later than November 13, 2026) instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account.

Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to offer redemption rights in connection with any proposed initial business combination or certain amendments to our amended and restated memorandum and articles of association prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within the completion window; or (B) with respect to any other material provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within the completion window, from the closing of the IPO, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares.

We are aware of litigation against certain special purpose acquisition companies asserting that notwithstanding the foregoing, those special purpose acquisition companies should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds, may require us to otherwise change our operations and may hinder our ability to complete an initial business combination or may result in our liquidation and the winding up of our operations. If we are unable to complete our initial business combination and are required to liquidate, our public shareholders would lose their opportunity to invest in a target business or businesses through our initial business combination, including any price appreciation of the combined company’s securities following such initial business combination, and may receive only approximately $10.00 per share on the liquidation of our Trust Account, and there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

BACKGROUND

We are a blank check company incorporated on November 23, 2020 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On May 13, 2024, we consummated the IPO of 28,750,000 units (the “units”), including 3,750,000 units issued upon the full exercise of the underwriter’s over-allotment option, at $10.00 per unit, generating gross proceeds of $287,500,000. Each unit consists of one Class A ordinary share, par value $0.0001 per share, which we refer to as the “public shares,” and one-half of one redeemable warrant. Simultaneously with the closing of the IPO, we completed the private sale of 7,000,000 warrants (the “private placement warrants”), at a purchase price of $1.00 per private placement warrant, to Sponsor HoldCo and Cantor Fitzgerald & Co. (“Cantor”), generating gross proceeds to us of $7,000,000. The private placement warrants are identical to the warrants sold as part of the units in the IPO except that: (1) they will not be redeemable by us; (2) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Class A ordinary shares issuable upon exercise of these warrants) are entitled to registration rights. In addition, the private placement warrants held by Cantor and/or its designees will be subject to the lock-up and registration rights limitations imposed by FINRA Rule 5110 and will not be exercisable more than five years from the commencement of sales in the IPO in accordance with FINRA Rule 5110(g)(8).

Following the closing of the IPO, a total of $287,500,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. The proceeds held in the Trust Account are and will be invested or held only (i) in U.S. government treasury obligations with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations, (ii) as uninvested cash, or (iii) in an interest-bearing bank demand deposit account or other accounts at a bank. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer we hold investments in the Trust Account, we may, at any time (and will no later than November 13, 2026), instruct the trustee to liquidate the investments held in the Trust Account and instead hold the funds in the Trust Account in cash or in an interest-bearing demand deposit account.

On May 1, 2026, Sponsor HoldCo and our three independent directors, as the holders of all of our issued and outstanding Class B ordinary shares (which we refer to herein as the “founder shares”), converted all 7,187,500 founder shares into Class A ordinary shares on a one-for-one basis. As a result, no Class B ordinary shares remain outstanding. The Class A ordinary shares issued upon the conversion remain subject to all of the terms and conditions that applied to the founder shares under the Letter Agreement, dated May 8, 2024, among us, Sponsor HoldCo and our officers and directors, including the voting agreement, the transfer restrictions and the waiver of any right to monies held in the Trust Account. These shares are not public shares and are not entitled to redemption rights.

As previously reported in our current report on Form 8-K filed with the SEC on May 14, 2026, at the First Extension Extraordinary General Meeting held on May 12, 2026, our shareholders approved: (1) a special resolution to amend our Amended and Restated Memorandum and Articles of Association to extend the date by which we must (a) consummate a business combination, (b) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (c) redeem all of the public shares, from May 13, 2026 to November 13, 2026; and (2) a proposal to amend the Investment Management Trust Agreement to extend the date on which the trustee must liquidate the Trust Account if we have not completed our initial business combination, from May 13, 2026 to November 13, 2026. In connection with the First Extension Extraordinary General Meeting, holders of 19,776,272 public shares, representing approximately 68.8% of the public shares then outstanding, properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.89 per share, for an aggregate redemption amount of approximately $215.4 million, leaving approximately $97.8 million in the Trust Account and 8,973,728 public shares outstanding.

Also in connection with the First Extension Extraordinary General Meeting, we and Sponsor HoldCo entered into non-redemption agreements with certain investors (the “Prior Non-Redemption Agreements”), pursuant to which such investors agreed not to redeem, and to vote in favor of the extension proposals with respect to, an aggregate of 8,074,387 public shares, in exchange for Sponsor HoldCo’s agreement to transfer to such investors an aggregate of 403,720 Class A ordinary shares promptly following the closing of our initial business combination.

In connection with the Extraordinary General Meeting, we, Sponsor HoldCo, our co-sponsors and/or their respective affiliates may enter into one or more non-redemption or similar agreements with one or more public shareholders (any such agreements, the “Extension Non-Redemption Agreements”). The terms of any Extension Non-Redemption Agreements may be similar to the terms of the Prior Non-Redemption Agreements. Under such agreements, those public shareholders may agree (i) not to make an Election with respect to some or all of their public shares and (ii) to vote those shares in favor of the Extension Amendment Proposal and the Trust Amendment Proposal. In exchange, Sponsor HoldCo (or another party) may agree to transfer to such public shareholders a certain number of Class A ordinary shares, at a ratio to be negotiated between the parties, or to provide other consideration.

Any such transfer of Class A ordinary shares would generally take place promptly after the closing of our initial business combination, including the Potential Business Combination, if applicable. As of the date of this Proxy Statement, other than the Prior Non-Redemption Agreements, none of us, Sponsor HoldCo, our co-sponsors or their respective affiliates has entered into any Extension Non-Redemption Agreements. We have not determined the terms of any such agreements, including the number of public shares that would be covered or the number of Class A ordinary shares or other consideration that would be provided. We cannot assure you that any Extension Non-Redemption Agreements will be entered into, or that any such agreements will be on terms similar to the Prior Non-Redemption Agreements.

The purpose of any Extension Non-Redemption Agreements would be to increase the likelihood that the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes and to increase the amount of funds that remain in the Trust Account after the Election. No funds in the Trust Account would be used to pay any consideration under any Extension Non-Redemption Agreements. If any Extension Non-Redemption Agreements are entered into, we expect to disclose them in a current report on Form 8-K filed with the SEC before the Extraordinary General Meeting.

Sponsor HoldCo, our co-sponsors, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of Class A ordinary shares issued upon conversion of the founder shares, which are not entitled to any monies held in the Trust Account in the event of our liquidation and would be worthless if we do not complete an initial business combination; private placement warrants that may become exercisable in the future; loans and advances that will not be repaid in the event of our winding up; and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of Sponsor HoldCo, our Co-Sponsors, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were 16,161,228 ordinary shares outstanding, all of which were Class A ordinary shares, consisting of 8,973,728 public shares and 7,187,500 Class A ordinary shares issued upon conversion of the founder shares, representing approximately 44.5% of our issued and outstanding ordinary shares. These shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and Sponsor HoldCo and our other initial shareholders, who hold all of these shares, have informed us that they intend to vote them in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Our principal executive offices are located at 300 Park Avenue, 2nd Floor, New York, NY 10022, and our telephone number is +1 (212) 430-4340.

THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT PROPOSALS

The Extension Amendment Proposal

We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Potential Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by November 13, 2026, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of our liquidation, Sponsor HoldCo and our other initial shareholders, as holders of the Class A ordinary shares issued upon conversion of the founder shares, will not be entitled to receive any monies held in the Trust Account in respect of those shares.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete the proposed Potential Business Combination in case such additional time is needed.

On July 10, 2026, we entered into a non-binding term sheet with the Target with respect to the Potential Business Combination. The Target is an aerospace and logistics technology company developing autonomous cargo aircraft and is currently in the pre-commercialization stage of development.

Since executing the term sheet, we and the Target have made substantial progress toward negotiating and finalizing the Business Combination Agreement. We have engaged a renowned international financial advisor, and the parties have engaged legal counsel in the United States and several other relevant jurisdictions. The parties have exchanged multiple drafts of the Business Combination Agreement and related transaction documents, and negotiations are at an advanced stage. The parties currently contemplate that the Potential Business Combination will be structured as a share exchange pursuant to which the Target equity will be transferred to us in exchange for our shares at a determined exchange ratio. All parties are working toward finalizing and executing the Business Combination Agreement.

Except for certain customary provisions, the term sheet is non-binding, and there can be no assurance that we will enter into the Business Combination Agreement on the terms contemplated by the term sheet or at all, or, if we do, that the Potential Business Combination will be consummated.

The Articles provide that we have until November 13, 2026 to complete our initial business combination. The Potential Business Combination involves a number of complex legal, regulatory, tax and structuring considerations across multiple jurisdictions, which have contributed to the time required to negotiate and finalize the transaction documentation. While the parties have made substantial progress in addressing these matters, with negotiations now in their advanced stages, our board believes that there may not be sufficient time before November 13, 2026 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Potential Business Combination and consummate the closing of the Potential Business Combination. Accordingly, our board believes that in order for us to finalize the negotiation of the Potential Business Combination, our shareholders to then evaluate the Potential Business Combination and for us to be able to potentially consummate the Potential Business Combination, we will need to obtain the Extension. However, if the Potential Business Combination negotiations are terminated before the Extraordinary General Meeting, we will not hold the Extraordinary General Meeting.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement in Annex A.

Full Text of the Resolution

“It is resolved as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

amending Article 49.9 by deleting the following introduction of such sub-section:

“In the event that the Company does not consummate a Business Combination by November 13, 2026, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by May 8, 2027, or such later time as the Members may approve in accordance with the Articles, the Company shall:”; and

amending Article 49.10 by deleting the words:

“by November 13, 2026”

and replacing them with the words:

“by May 8, 2027”.

Trust Amendment Proposal

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from November 13, 2026 to May 8, 2027. A copy of the proposed amendments to the Trust Agreement is attached to this Proxy Statement in Annex B.

Full Text of the Resolution

“It is resolved that the amendment of the Investment Management Trust Agreement (the “Trust Agreement”), dated May 8, 2024, as first amended on May 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to the amendment to the Trust Agreement in the form set forth in Annex B to the Proxy Statement is hereby approved.”

Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before November 13, 2026, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Our board believes, however, that it should have an opportunity to complete the negotiations and enter into the Potential Business Combination and shareholders should have an opportunity to evaluate the Potential Business Combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to enter into the Potential Business Combination and to hold a shareholder vote for the approval of the Potential Business Combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem your public shares in connection with such initial business combination.

If Either the Extension Amendment Proposal or the Trust Amendment Proposal Is Not Approved

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Potential Business Combination. Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by November 13, 2026, as contemplated by and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of our liquidation, Sponsor HoldCo and our other initial shareholders, as holders of the Class A ordinary shares issued upon conversion of the founder shares, will not be entitled to receive any monies held in the Trust Account in respect of those shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal Are Approved

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $97.8 million that was in the Trust Account as of             , 2026. In such event, we may need to obtain additional funds to complete the Potential Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of our liquidation, Sponsor HoldCo and our other initial shareholders, as holders of the Class A ordinary shares issued upon conversion of the founder shares, will not be entitled to receive any monies held in the Trust Account in respect of those shares.

Redemption Rights

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, including the Potential Business Combination, if applicable, or if we have not consummated our initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON                   , 2026 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemptions, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on                   , 2026 (two business days before the Extraordinary General Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal and the Trust Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of             , 2026, which was $97.8 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Extraordinary General Meeting. The closing price of the public shares on the Nasdaq on             , 2026, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $            . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Extension is completed. This discussion applies only to public shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

●	Sponsor HoldCo, the co-sponsors or our directors and officers;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Class A ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold public shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, any alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:

1.	an individual citizen or resident of the United States,

2.	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.	an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of public shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— U.S. Holders - Taxation of Distributions.”

The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) public shares are readily tradable on an established securities market in the United States or (ii) public shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because, as discussed below, we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2025, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the public shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the public shares redeemed.

Long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

We are a blank check company with no current active business, and based on the composition of our income and assets we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and (ii) the U.S. Holder did not make and maintain a timely and effective “qualified election fund” election for each of our taxable years as a PFIC in which the U.S. Holder held public shares, a qualified election fund (“QEF Election”) along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its public shares; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its public shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place.    The Extraordinary General Meeting of our shareholders will be held at 9:00 a.m. Eastern Time on             , 2026 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Avenida Brigadeiro Faria Lima, 3311, 7th Floor, 04538-133, São Paulo, São Paulo, Brazil, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/gp-act3/egm2026 or by phone dialing within the U.S. and Canada 1 800-450-7155 (toll-free) or outside of the U.S. and Canada +1 857-999-9155 (standard rates apply) and entering the conference identification number 3650298#. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on                    , 2026, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of ordinary shares you owned at that time. The Company warrants do not carry voting rights.

Votes Required.    The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Act and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were 16,161,228 ordinary shares outstanding, all of which were Class A ordinary shares, consisting of 8,973,728 public shares and 7,187,500 Class A ordinary shares issued upon conversion of the founder shares, representing approximately 44.5% of our issued and outstanding ordinary shares. These shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and Sponsor HoldCo and our other initial shareholders, who hold all of these shares, have informed us that they intend to vote them in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposals. If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the Trust Amendment Proposal will have the same effect as votes “AGAINST” the Trust Amendment Proposal. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited on behalf of our board on the proposals to approve the Extension Amendment Proposal and the Trust Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Extraordinary General Meeting. You may contact Sodali at:

Sodali & Co
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Individuals call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call (203) 658-9400
Email: GPAT.info@investor.sodali.com

Required Vote

The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Act and our amended and restated memorandum and articles of association being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of our issued and outstanding ordinary shares. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by November 13, 2026, as contemplated by and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of our liquidation, Sponsor HoldCo and our other initial shareholders, as holders of the Class A ordinary shares issued upon conversion of the founder shares, will not be entitled to receive any monies held in the Trust Account in respect of those shares.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Potential Business Combination. Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

In addition, Sponsor HoldCo, our co-sponsors, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and the Trust Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Trust Amendment proposals. Sponsor HoldCo, our co-sponsors, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of Sponsor HoldCo, our Co-Sponsors, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that Sponsor HoldCo, our co-sponsors, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

●	If we do not consummate our initial business combination transaction by November 13, 2026, or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the converted founder shares held by Sponsor HoldCo and our other initial shareholders would be worthless, because following the redemption of the public shares we would likely have few, if any, net assets, and because the holders of the converted founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to those shares if we fail to complete our initial business combination within the required period.

●	In addition, simultaneously with the closing of our IPO, we consummated the sale of 7,000,000 private placement warrants at a price of $1.00 per warrant in a private placement to Sponsor HoldCo and Cantor. The warrants are each exercisable for one ordinary share at $11.50 per share. If we do not consummate our initial business combination by November 13, 2026, or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date) then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by Sponsor HoldCo and Cantor and their affiliates will be worthless.

●	Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination. Certain of our directors are currently expected to continue as our directors after the consummation of the Potential Business Combination.

●	In order to protect the amounts held in the Trust Account, Sponsor HoldCo has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share and (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act.

●	Our co-sponsors have advanced funds to us for working capital purposes, including $820,000 as of the record date. These advances are non-interest bearing and unsecured. If we do not complete our initial business combination within the required period, we may use a portion of our working capital held outside the Trust Account to repay such advances and any other working capital advances made to us, but no proceeds held in the Trust Account would be used to repay such advances and any other working capital advances made to us, and the co-sponsors may not be able to recover the value they have loaned us and any other working capital advances they may make.

The Board’s Reasons for the Extension Amendment Proposal and the Trust Amendment Proposals and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment and Trust Amendment are in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal, and recommends that you vote “FOR” such proposals.

Our Articles provide that we have until November 13, 2026 to complete our initial business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before November 13, 2026, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

We believe that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow us to enter into the Potential Business Combination, our shareholders to then evaluate the Potential Business Combination and for us to be able to potentially consummate the Potential Business Combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

After careful consideration of all relevant factors, our board determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its shareholders.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal or (ii) where the Board has determined it is otherwise necessary. In no event will our board adjourn the Extraordinary General Meeting beyond November 13, 2026.

Full Text of Resolution

“It is resolved, as an ordinary resolution, that, (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal or (ii) where the Board has determined it is otherwise necessary, the adjournment of such meeting in accordance with the Articles of Association of the Company and Cayman Islands law is hereby approved.”

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Vote Required for approval

The Adjournment Proposal must be approved as an ordinary resolution under the Cayman Islands Companies Act and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of , 2026, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our ordinary shares;

●	each of our executive officers and directors; and

●	all our executive officers and directors as a group.

On May 1, 2026, all 7,187,500 issued and outstanding Class B ordinary shares were converted into Class A ordinary shares on a one-for-one basis, and no Class B ordinary shares remain outstanding. Accordingly, as of the record date, there were 16,161,228 ordinary shares outstanding, consisting entirely of Class A ordinary shares outstanding, including 7,187,500 Class A ordinary shares issued upon conversion of our Class B ordinary shares. The following table does not reflect record or beneficial ownership of the private placement warrants.

	Class A Ordinary Shares(1)
	Beneficially Owned	Approximate Percentage of Class Issued and Outstanding Ordinary Shares
Name and Address of Beneficial Owner(2)
GP-Act III Sponsor LLC(3)(4)(5)(6)(7)	7,112,500	44%
Fersen Lamas Lambranho	7,112,500	44%
Steven L. Spinner	—	—
Antonio Bonchristiano	7,112,500	44%
Andrew Fleiss	25,000	*
Alexandre Ruberti	25,000	*
Sergio Pedreiro	25,000	*
Rodrigo Boscolo	—	—
All directors and officers as a group (7 individuals)	75,000	*
Five percent Holders
HGC Investment Management Inc(8)	2,475,000	15.3%
AQR Capital Management, LLC(9)	1,400,000	8.7%
Ramya Rao(10)	1,485,989	9.2%
Barclays PLC(11)	1,485,989	9.2%

*	Less than one percent.

(1)	On May 1, 2026, all 7,187,500 issued and outstanding Class B ordinary shares were converted into Class A ordinary shares on a one-for-one basis, and no Class B ordinary shares remain outstanding. Accordingly, the table above presents beneficial ownership of a single class of ordinary shares. Percentages are based on 16,161,228 Class A ordinary shares issued and outstanding, including the 7,187,500 Class A ordinary shares issued upon conversion of the founder shares.

(2)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o GP-Act III Acquisition Corp., 300 Park Avenue, 2nd Floor, New York, New York 10022, United States of America.

(3)	At the closing of the IPO and considering the full exercise of the underwriter’s over-allotment option, Sponsor HoldCo was the record holder of 7,112,500 founder shares. Sponsor HoldCo is now the record holder of 7,112,500 Class A ordinary shares, all of which were issued on May 1, 2026 upon the one-for-one conversion of an equal number of founder shares held by Sponsor HoldCo. Our co-sponsors are the managing members of Sponsor HoldCo, and investment and voting decisions with respect to the shares held by Sponsor HoldCo require the approval of managing members holding 51% or more of the voting power in Sponsor HoldCo. By virtue of its 50% interest in the voting power of Sponsor HoldCo, GP sponsor may be deemed to beneficially own the shares held by Sponsor HoldCo.

(4)	The managing member of GP sponsor is GPIC, LLC, a Delaware limited liability company. GPIC, LLC is controlled by GP Investments, Ltd. GP Investments, Ltd. is jointly controlled by Mr. Fersen Lamas Lambranho and Mr. Antonio Bonchristiano, who by virtue of their control may be deemed to share beneficial ownership of the ordinary shares held by Sponsor HoldCo. Each of Messrs. Lambranho and Bonchristiano disclaims beneficial ownership of the ordinary shares held by Sponsor HoldCo.

(5)	Irwin Simon is the managing member of Act III sponsor. Mr. Simon disclaims beneficial ownership of any ordinary shares held by Sponsor HoldCo.

(6)	Steven Spinner, Joseph Kekst, Louis Feinberg and Peter Feinberg are managing members of Boxcar sponsor. Each of Messrs. Spinner, Kekst, Feinberg and Feinberg disclaims beneficial ownership of any ordinary shares held by Sponsor HoldCo.

(7)	Certain non-managing investors of Sponsor HoldCo purchased (i) approximately $284.5 million of the units in the IPO at the offering price, considering the exercise in full of the underwriter’s over-allotment option and (ii) through Sponsor HoldCo, an aggregate of 4,025,000 private placement warrants at a price of $1.00 per warrant ($4,025,000 in the aggregate); considering each non-managing investor purchasing, through Sponsor HoldCo, the private placement warrants allocated to it, in connection with the closing of the IPO, Sponsor HoldCo issued membership interests at a nominal purchase price to the non-managing investors at the closing of the IPO reflecting interests at that time in an aggregate of 3,220,000 founder shares held by Sponsor HoldCo. On May 1, 2026, the founder shares held by Sponsor HoldCo, including the founder shares underlying the membership interests held by the non-managing investors, were converted into Class A ordinary shares. The non-managing investors continue to hold their membership interests in Sponsor HoldCo, which now reflect interests in an aggregate of 3,220,000 Class A ordinary shares held by Sponsor HoldCo that were issued upon conversion of such founder shares. The non-managing investors are not granted any shareholder or other rights in addition to those afforded to our other public shareholders and were only issued membership interests in Sponsor HoldCo, with no right to control Sponsor HoldCo or vote or dispose of any securities held by Sponsor HoldCo, including in relation to the Class A ordinary shares held by Sponsor HoldCo that were issued upon conversion of the founder shares.

(8)	According to a Schedule 13G filed with the SEC on February 14, 2025, HGC Investment Management Inc has sole voting and dispositive power over the Class A ordinary shares reported herein. The business address of this reporting person is 1027 Yonge St, Suite 301, Toronto, ON, M4W 2K9.

(9)	According to a Schedule 13G/A filed with the SEC on August 14, 2026, AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC have shared voting and dispositive power over 1,400,000 Class A ordinary shares, AQR Global Alternative Investment Offshore Fund, L.P. and AQR Capital Management GP Ltd. have shared voting and dispositive power over 838,420 Class A ordinary shares. The business address of this reporting person is One Greenwich Plaza Suite 130, Greenwich, CT 06830.

(10)	According to a Schedule 13G filed with the SEC on November 13, 2024, Ramya Rao has sole voting and dispositive power over the Class A ordinary shares reported herein. The business address of this reporting person is 1 Churchill Place, London — E14 5HP.

(11)	According to a Schedule 13G/A filed with the SEC on March 28, 2025, Barclays PLC has sole voting and dispositive power over the Class A ordinary shares reported herein. The business address of this reporting person is 1 Churchill Place, London — E14 5HP.

Sponsor HoldCo and our other initial shareholders beneficially own approximately 44% of our issued and outstanding ordinary shares. Because of their ownership block, Sponsor HoldCo and our other initial shareholders may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 300 Park Avenue, 2nd Floor, New York, NY 10022, to inform us of the shareholder’s request; or

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Sodali & Co
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Shareholders, please call toll free: (800) 662-5200
Banks and Brokerage Firms, please call collect: (203) 658-9400
Email: GPAT.info@investor.sodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at GP-Act III Acquisition Corp., 300 Park Avenue, 2nd Floor, New York, NY 10022.

If you are a shareholder of the Company and would like to request documents, please do so by             , 2026 (one week prior to the meeting date), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
GP-Act III Acquisition Corp.

GP-Act III Acquisition Corp.
(the “Company”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

It is resolved as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	amending Article 49.9 by deleting the following introduction of such sub-section:

“In the event that the Company does not consummate a Business Combination by November 13, 2026, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by May 8, 2027, or such later time as the Members may approve in accordance with the Articles, the Company shall:”; and

(b)	amending Article 49.10 by deleting the words:

“by November 13, 2026”

and replacing them with the words:

“by May 8, 2027”.

A-1

ANNEX B

FORM OF AMENDMENT NO. 2 TO INVESTMENT MANAGEMENT
TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Second Amendment”) is made as of             , 2026, by and between GP-Act III Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Second Amendment, but not specifically defined in this Second Amendment, shall have the meanings ascribed to such terms in the Initial Amended Agreement (as defined below).

WHEREAS, on May 13, 2024, the Company consummated an initial public offering (the “Offering”) of units of the Company (the “Units”), each of which is composed of one of the Company’s Class A ordinary shares, par value $0.0001 per share (“Ordinary Shares”), and one-half of one warrant, each whole warrant entitling the holder thereof to purchase one Ordinary Share;

WHEREAS, $287,500,000 of the gross proceeds of the Offering and the sale of the Private Placement Warrants (as defined in the Underwriting Agreement) was delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Ordinary Shares included in the Units issued in the Offering, pursuant to the Investment Management Trust Agreement, made effective as of May 8, 2024, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, on May 1, 2026, the holders of all of the Company’s then issued and outstanding Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), converted all 7,187,500 Class B Ordinary Shares into Ordinary Shares on a one-for-one basis in accordance with the Company’s amended and restated memorandum and articles of association, and no Class B Ordinary Shares remain issued and outstanding;

WHEREAS, at an extraordinary general meeting of the Company held on May 12, 2026, the Company’s shareholders approved, among other things, an amendment to the Original Agreement to extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from May 13, 2026 to November 13, 2026, and the Company and the Trustee entered into Amendment No. 1 to the Original Agreement, dated as of May 12, 2026 (the “First Amendment” and, the Original Agreement as first amended by the First Amendment, the “Initial Amended Agreement”);

WHEREAS, in connection with such extraordinary general meeting, holders of 19,776,272 Ordinary Shares included in the Units issued in the Offering exercised their right to redeem such shares, and an aggregate of approximately $215.4 million was withdrawn from the Trust Account to pay such holders;

WHEREAS, the Company has sought the approval of the holders of its Ordinary Shares at an extraordinary general meeting to: (i) amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must complete a business combination from November 13, 2026 to May 8, 2027 (the “Extension Amendment”); and (ii) amend the Agreement to extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from November 13, 2026 to May 8, 2027 (the “Trust Amendment”);

WHEREAS, at such extraordinary general meeting, the Extension Amendment was approved by holders of at least two-thirds of the then issued and outstanding Ordinary Shares who, being present and entitled to vote, voted at the meeting, and the Trust Amendment was approved by holders of at least sixty-five percent (65%) of the then issued and outstanding Ordinary Shares; and

WHEREAS, the parties desire to amend the Initial Amended Agreement to reflect the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Trust Agreement.

1.1. Section 1(i) of the Initial Amended Agreement is hereby further amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, jointly signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer, General Counsel, Secretary or a Co-Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by Cantor, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses and which interest shall be net of any taxes payable, it being understood that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable), only as directed in the Termination Letter and the other documents referred to therein; provided that, in the case a Termination Letter in the form of Exhibit A is received, or (y) upon the date which is the later of (A) May 8, 2027, and (B) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, as it may be amended from time to time, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses and which interest shall be net of any taxes payable), shall be distributed to the Public Shareholders of record as of such date;”.

1.2. Section 1(k) of the Initial Amended Agreement is hereby further amended and restated in its entirety as follows:

“Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Shareholder Redemption Withdrawal Instruction”), the Trustee shall distribute on behalf of the Company the amount requested by the Company to be used to redeem Ordinary Shares included in the Units issued in the Offering (the “Public Shares”) from Public Shareholders properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (a “Business Combination”) or to redeem 100% of the Company’s Public Shares if it does not complete its initial Business Combination by May 8, 2027 or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity. For the avoidance of doubt, the Public Shares do not include any Ordinary Shares issued upon the conversion of Class B Ordinary Shares, and no amounts shall be distributed from the Trust Account in respect of any such Ordinary Shares. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request; and”.

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Second Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Second Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Second Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Second Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Second Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Second Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Second Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Initial Amended Agreement, as modified by this Second Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:
	Name:	Francis Wolf
	Title:	Vice President

GP-Act III Acquisition Corp.

By:
Name:
Title:

[Signature Page to Amendment to Investment Management Trust Agreement]

GP-ACT III ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON
, 2026

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated               , 2026, in connection with the Extraordinary General Meeting to be held at 9:00 a.m. Eastern Time on                 , 2026 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Avenida Brigadeiro Faria Lima, 3311, 7th Floor, 04538-133, São Paulo, São Paulo, Brazil, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Antonio Bonchristiano, Rodrigo Boscolo, Fersen Lamas Lambranho and Steven L. Spinner, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of GP-Act III Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on                   , 2026:

The notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/gp-act3/egm2026.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.				Please mark votes as indicated in this example ☒
Proposal 1 - Extension Amendment	FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below: ☐
Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination from November 13, 2026 to May 8, 2027.	☐	☐	☐

Proposal 2 - Trust Amendment	FOR	AGAINST	ABSTAIN	Date: , 2026
Amend the Investment Management Trust Agreement, dated May 8, 2024, as first amended on May 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the Trust Account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination from November 13, 2026 to May 8, 2027. Proposal 2 is conditioned on the approval of Proposal 1. If Proposal 2 is approved by the shareholders and Proposal 1 is not, neither proposal will take effect.	☐	☐	☐	Signature
Signature (if held jointly)
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
Proposal 3 - Adjournment	FOR	AGAINST	ABSTAIN	PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.
Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2 or (ii) where the Board has determined it is otherwise necessary.	☐	☐	☐